UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2011

Regal Entertainment Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement

On December 20, 2011, Michael L. Campbell resigned from his position as Executive Chairman of Regal Entertainment Group (the “Company”), effective December 28, 2011.  Mr. Campbell will continue to serve as a member of the Board of Directors of the Company (the “Board”) and will transition to a non-executive role as Chairman of the Board of the Company.  In connection with his resignation, Mr. Campbell and the Company terminated that Amended and Restated Executive Employment Agreement, dated May 5, 2009, by and between the Company and Mr. Campbell, and entered into a Separation and General Release Agreement, dated December 20, 2011 (the “Agreement”), as described below and attached as Exhibit 10.1 hereto.

Under the Agreement, the Company will pay Mr. Campbell his base salary through December 28, 2011 and his annual bonus for fiscal 2011 in the amount of $800,000.  In exchange for his continuing service as Chairman of the Board, the Company will also pay Mr. Campbell a $100,000 annual cash retainer and make annual grants to him of restricted shares of Class A common stock of the Company having, at the time of grant, a fair market value of $200,000.   In addition, Mr. Campbell’s currently unvested equity awards, comprised of 122,916 unvested restricted shares and 169,682 unvested performance shares, will remain outstanding.  Mr. Campbell will be considered in service for purposes of vesting in these equity awards as long as he continues to be a member of the Board.  If Mr. Campbell’s service on the Board terminates other than due to his voluntary resignation from the Board or his declining to be nominated for an additional term, then his unvested restricted shares will become fully vested and his unvested performance shares will remain outstanding and will vest to the extent that the as-adjusted EBITDA targets applicable to such performance shares are achieved.

The above summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.  The full text of the Agreement attached hereto as Exhibit 10.1 is also incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Exhibit Description
10.1	Separation and General Release Agreement with Michael L. Campbell, dated December 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: December 22, 2011	By:	/s/ Peter B. Brandow
Name: Peter B. Brandow
Title: Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Separation and General Release Agreement with Michael L. Campbell, dated December 20, 2011